                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                             GREEN TREE FINANCIAL CORP.




                             BY: /s/ Phyllis A. Knight
                                ----------------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996

                               CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                               TRUST ACCOUNT #13223001
                               REMITTANCE DATE: 10/15/96

                                                Total $              Per $1,000
                                                 Amount               Original
                                               ----------            ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $5,261,458.29

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      5,261,458.29

A.   Interest
     (2)  Aggregate Interest
          a.   Class A-1 Remittance Rate(6.10%)             6.10%
          b.   Class A-1 Interest                     653,505.01      4.53822927
          c.   Class A-2 Remittance Rate(6.45%)             6.45%
          d.   Class A-2 Interest                     314,437.50      5.37500000
          e.   Class A-3 Remittance Rate(6.90%)             6.90%
          f.   Class A-3 Interest                     181,700.00      5.75000000
          g.   Class A-4 Remittance Rate(7.20%)             7.20%
          h.   Class A-4 Interest                     421,440.00      6.00000000
          i.   Class A-5 Remittance Rate(7.65%,
               unless Weighted Average Contract
               Rate is below 7.65%)                         7.65%
          j.   Class A-5 Interest                     521,857.50      6.37500000

     (3)  Amount applied to:
          a.   Unpaid Class A Interest
               Shortfall                                .00                  .00

     (4)  Remaining:
          a.   Unpaid Class A Interest
               Shortfall                                .00                  .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 2

                                   CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 10/15/96

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 1,895,452.01               N/A
          a. Scheduled Principal                    702,841.16               N/A
          b. Principal Prepayments                  932,558.47               N/A
          c. Liquidated Contracts                   260,052.38               N/A
          d. Repurchases                                   .00               N/A
     (6)  Pool Scheduled Principal
           Balance                              447,931,243.54      962.73744146

    (6a)  Pool Factor                                .96273744

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                             .00

     (8)  Class A Percentage for such Remittance
          Date                                           91.73%

     (9)  Class A Percentage for the following
          Remittance Date                                91.69%

    (10)  Class A Principal Distribution:
          a.   Class A-1                          1,895,452.01       13.16286118
          b.   Class A-2                                   .00               .00
          c.   Class A-3                                   .00               .00
          d.   Class A-4                                   .00               .00
          e.   Class A-5                                   .00               .00

    (11)  Class A-1 Principal Balance           126,662,911.54      879.60355236
   (11a)  Class A-1 Pool Factor                      .87960355

    (12)  Class A-2 Principal Balance            58,500,000.00      1000.0000000
   (12a)  Class A-2 Pool Factor                     1.00000000

    (13)  Class A-3 Principal Balance            31,600,000.00      1000.0000000
   (13a)  Class A-3 Pool Factor                     1.00000000

   (14)   Class A-4 Principal Balance            70,240,000.00      1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3

                                    CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 10/15/96

     (14a)Class A-4 Pool Factor                1.00000000
     (15) Class A-5 Principal Balance       81,860,000.00           1000.0000000
     (15a)Class A-5 Pool Factor                1.00000000

     (16) Unpaid Class A Principal Shortfall
          if any)following current Remittance Date                           .00


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (17) 31-59 days                         4,355,106.17                    153

     (18) 60 days or more                    3,427,293.71                    111

     (19) Current Month Repossessions          997,224.89                     35

     (20) Repossession Inventory             2,310,802.48                     78

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

     (21) Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                              .77%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                 .63%

     (22) Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                              .97%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                 .79%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4

                                 CUSIP#'S    393505-LS9,LT7,LU4,LV2,LW0
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 10/15/96

     (23) Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for the current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
              5.5% from March 1, 2000 to February 28, 2001, 6.5% from March 1,
              2001 to February 28, 2002, 8.5% from March 1, 2002 to February 28,
              2003 and 9.5% thereafter)                                     .04%

     (24) Current Realized Losses Test

          (a) Current Realized Losses for current Remittance Date
                                                                     105,046.95
          (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date; may not exceed 2.25%)
                                                                            .13%
     (25) Class M-1 Principal Balance Test

          (a) The sum of Class M-1 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date (may not exceed 25.5%)                                 17.58%

     (26) Class B Principal Balance Test

          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance date
               greater than $9,305,367.00                                   .00

          (b)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance as of preceding Remittance Date is
               equal to or greater than 12.00%                             8.27%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 5

                                    CUSIP#'S  393505-LX8
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 10/15/96


                                                Total $          Per $1,000
                                                Amount            Original
                                               ---------        ------------
CLASS M1 CERTIFICATES
---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                         1,273,066.27

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.60%,
           unless Weighted Average Contract
           Rate is below 7.60%)                     7.60%
      b.  Class M-1 Interest                   265,050.00         6.33333333

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                              .00                  0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                              .00                  0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall         .00                  0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall         .00                  0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                         .00                N/A
      b.  Principal Prepayments                       .00                N/A
      c.  Liquidated Contracts                        .00                N/A
      d.  Repurchases                                 .00                N/A

(34)  Class M-1 Principal Balance           41,850,000.00      1000.00000000
(34a) Class M-1 Pool Factor                    1.00000000

(35)  Class M-1 Percentage for such Remittance
      Date                                           .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 6

                                            CUSIP#'S   393505-LY6, LZ3
                                            TRUST ACCOUNT #13223001
                                            REMITTANCE DATE: 10/15/96



(36)  Class M-1 Percentage for the following
      Remittance Date                                     .00%

(37)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                             .00       0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                            .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                 .00


                                                       Total  $     Per $1,000
                                                        Amount       Original
                                                      ----------   ------------
Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                              1,008,016.27

(2)   Class B-1 Remittance Rate (7.55% unless
      Weighted Average Contract Rate is
      below 7.55%)                                       7.55%

(3)   Aggregate Class B1 Interest                   117,025.00       6.29166667

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                .00              .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                   .00              .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 7

                                    CUSIP#'S  393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 10/15/96


                                                       Total $           Per $1,000
                                                       Amount             Original
                                                     ---------         ------------

     (7)   Remaining Unpaid Class B-1 Interest
           Deficiency Amount                                 .00

     (8)   Unpaid Class B1 Principal Shortfall
           (if any) following prior Remittance
           Date                                              .00

     (8a)  Class B Percentage for such
           Remittance Date                                   .00

     (8b)  Class B Percentage for the following
           Remittance Date                                   .00

     (9)   Current Principal (Class B Percentage of
           Formula Principal Distribution Amount)            .00

     (10a) Class B1 Principal Shortfall                      .00

     (10b) Unpaid Class B1 Principal Shortfall               .00

     (11)  Class B Principal Balance               37,218,332.00

     (12)  Class B1 Principal Balance              18,600,000.00

  Class B2 Certificates
  ---------------------
     (13)  Remaining Amount Available                 890,991.27

     (14)  Class B-2 Remittance Rate (7.90%
           unless Weighted Average Contract
           Rate is less than 7.90%)                         7.90%

     (15)  Aggregate Class B2 Interest                122,570.69       6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 8

                                    CUSIP#'S  393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 10/15/96


                                                   Total  $      Per $1,000
                                                    Amount        Original
                                                  ----------    ------------
(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                             .00             .00

(17)   Remaining Unpaid Class B2
       Interest Shortfall                                .00             .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                              .00

(19)   Class B2 Principal Liquidation Loss Amount        .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                              .00

(21)   Guarantee Payment                                 .00

(22)   Class B2 Principal Balance              18,618,332.00

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                           187,427.79

(24)   3% Guarantee Fee                           580,992.79

(25)   Class C Residual Payment                          .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 9

                                    CUSIP#'S  393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 10/15/96

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                         .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                         .00

(28)  Repossessed Contracts                            997,224.89

(29)  Repossessed Contracts Remaining
      in Inventory                                   2,310,802.48

(30)  Weighted Average Contract Rate                      9.83457

                                     GTFC
                                    1996-2
                                September 1996
                              Defaulted Contracts

                                                                     Estimated
                                                                      Loss At
Account#         Principal         Interest         Amount           Sale Date
--------        -----------       ---------       -----------       -----------
16319297          18,389.03          110.79         18,499.82          5,391.40
22324772          23,679.69          142.67         23,822.36         19,362.14
22325005          14,570.46           87.78         14,658.24          9,518.01
29316182          39,101.28          235.58         39,336.86         17,450.00
34309853          17,372.68          104.67         17,477.35          4,825.03
38301302          28,480.59          171.59         28,652.18         10,642.29
44301098           4,983.02           30.02          5,013.04          3,450.36
57317538           6,964.74           41.96          7,006.70          2,435.20
57317596          26,990.96          162.62         27,153.58          6,073.81
70309850          15,675.61           94.44         15,770.06          5,893.38
76318064          18,462.06          111.23         18,573.29          1,449.84
77326734          32,465.00          195.60         32,660.60         13,050.27
87321253          12,917.26           77.82         12,995.08          4,200.06


TOTALS          $260,052.38       $1,566.77       $261,619.15       $103,741.79
                ===========       =========       ===========       ===========